Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BD

SIXTIETH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Sixtieth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date (defined below):

1.   Customer desires to receive and CSG hereby agrees to provide use of CSG's provisioning database ("PDB") for access to Customer's, video and data Connected Subscribers' data ("PDB Access").

2.   Therefore, Schedule C, "Recurring Services," of the Agreement is hereby amended by adding PDB Access as follows:

(a)  Schedule C, “Recurring Services” is amended to add the following to the list of Recurring Services:

PDB Access

(b)  Additionally, Schedule C, "Recurring Services," of the Agreement is further amended by adding PDB Access to "Recurring Services Description" as follows:

PDB Access. PDB Access will allow Customer to include their video and data Connected Subscribers' on the PDB with  their voice Connected Subscribers currently on the PDB, will allow a single provisioning interface for Customer's voice, video and data Connected Subscribers via the SODI.  In order to support required business functions, Customer will have use of PDB functions as well as back office functions to support the video and data Connected Subscribers being added to the PDB.

3.   As a result, Schedule F, “Fees,” Section entitled “CSG Services,” Section I. entitled “Processing,” shall be amended to add a new subsection M. entitled “PDB Access,” as follows:

M.  PDB Access (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. PDB Access Fee - for capacity up to and including ********* ******* video and/or HSD Connected Subscribers (Note 2)	********	$**********
2. Additional PDB Access Fee - for video and/or HSD Connected Subscribers exceeding ********* (per ********* **********) (Note 3)	******** *** ********* **********	$******
3. Configuration and Setup Fees (Note 4)	*** *******	*****

Note 1: In addition to the PDB Access fees, as set forth in Sections 1 and 2 of the above table, the existing BSC for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services will apply to the accounts associated with PDB Access.

Note 2: For purposes of PDB Access Fees, the ********* ******* ********** capacity will be measured by including the ***** ****** of ********************* utilizing video only, HSD only or the combination of video/HSD services *********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*********** on the PDB for each ******* ******* ******, and is based on a maximum of ********* ***** ********* ***********. Should Customer exceed ********* Connected Subscribers, the Parties agree to work in good faith to negotiate a commensurate increase to the then current a***** PDB Access Fee.

Note 3: In the event Customer has more than ********* ******* video and/or HSD Connected Subscribers on the PDB, the Additional PDB Access Fee shall be invoiced at the rate pursuant to Section 2 of the table above for each video and/or HSD Connected Subscriber in excess of ********* ********* ***********, on a ******* basis.  For clarification purposes, such capacity measurements shall exclude any Connected Subscriber accounts utilizing telephony services or any services in combination with telephony services (e.g., telephony only, video/telephony, HSD/telephony or video/HSD/telephony).

Note 4: Configuration and Setup Fees shall be set forth in that certain mutually agreed up Statement of Work, “Mass Data Changes Project – Video Passers” (CSG document no. 4100744).

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Joseph T. Ruble
Title: _____________________	Title: EVP, CAO & General Counsel
Name: ____________________	Name: Joseph T. Ruble
Date: _____________________	Date: 9 Feb 2015